UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 30, 2013

BROADCAST LIVE DIGITAL CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-169970	32-0309203
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5045 Orbitor Drive

Building 10, Suite 200

Mississauga, Ontario, Canada L4W-4Y4

(Address of principal executive office)

(877) 216-9568

(Registrant's telephone number, including area code)

Brookfield Resources Inc.

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) Termination of Li & Company, Independent Registered Public Accounting Firm

On October 30, 2013, the Board of Directors of Broadcast Live Digital Corp. (“Company”) approved the dismissal of its independent public accountants Li and Company, PC (“LI”).

During the fiscal years ended August 31, 2012, 2011, and 2010, through the date of LI’s dismissal, there were no disagreements with LI on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to LI’s satisfaction, would have caused LI to make reference to the subject matter in connection with any periods; and there were no reportable events as defined in Item 304 (a)(1)(iv) of Regulation S-K.

LI’s report on the financial statements of the Company for the years ended August 31, 2012, 2011 and 2010 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles except that both reports stated there is substantial doubt about the Company’s ability to continue as a going concern due to the Company’s financial condition as of August 31, 2012, August 31, 2011 and August 31, 2010.

LI was engaged by the Company on March 24, 2010.

The Company provided LI with a copy of the foregoing disclosures and requested LI to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether the firm agrees with the statements made in this 8-K report and, if not, stating the respects in which the firm does not agree, as an exhibit within two business days of its receipt or 10 business day after filing this amendment, stating whether it agrees with the above statements.  A copy of that letter, dated October 30, 2013 is filed as Exhibit 16.1 to this Form 8-K as required by Item 304(a)(3) of Regulation S-K.

b)  Engagement of Schwartz Levitsky Feldman, LLP

On October 30, 2013, the Board of Directors of the Company approved the change of independent auditors and the engagement of Schwartz Levitsky Feldman, LLP (“SLF”) as the Company’s independent public accountants.  SLF has been engaged to perform an audit of the Company for the year ended August 30, 2013.

Neither the Company nor anyone on its behalf has consulted SLF regarding (i) either: the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements; as such, no written or oral advice was provided, and none was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issues; or (ii) any matter that was a subject of a disagreement or reportable event, as there were none.

Item 5.02.  Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective October 30, 2013, the Board of Directors appointed Robert J. Oswald to fill a vacancy on the board of directors.

Mr. Oswald has spent the past 25 years developing and operating Medical Clinics,HearingHealth Care Centers and Digital networks globally.  Mr. Oswald was a founder of both HearAtlast the Hearing Store and the Hearing News Network.

From March 2013 to present, Mr. Oswald has been the CEO of Tech 9, Inc.

From 2004-2013 he was the President, Executive Vice President and Founder of The Hearing News Network Inc.

ITEM 9.01  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

a)    Not Applicable.

b)    Not Applicable.

c)    Exhibits

No.          Exhibit

16.1        Letter from Li and Company, PC, dated October 30, 2013, to the Securities and Exchange Commission regarding statements included in this Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADCAST LIVE DIGITAL CORP.

Date: October 30, 2013	By: /s/ Peter DiMurro
Peter DiMurro
Chief Executive Officer

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